EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
I, Mark D. Mumford, Chief Financial Officer of P.F. Chang’s China Bistro, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:
(1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Mark D. Mumford
Mark D. Mumford
Chief Financial Officer
Dated: October 22, 2008
A signed original of this written statement required by Section 906, or other documented authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to P.F. Chang’s China Bistro and will be retained by P.F. Chang’s China Bistro and furnished to the Securities and Exchange Commission or its staff upon request.